P R E S S R E L E A S E

01-07	MEDIA CONTACTS
Corbin Baumel
Intervoice, Inc.
972-454-8737
Corbin.baumel@intervoice.com
FOR IMMEDIATE RELEASE
Intervoice Announces Results for the Third Quarter of Fiscal 2007
Revenue of $52.8 Million and Solutions Backlog of $46.3 Million
DALLAS — January 3, 2007 — Intervoice, Inc. (NASDAQ: INTV) today reported revenues of $52.8 million for its third fiscal quarter ended November 30, 2006, up 29 percent from $41.0 million recorded in the same quarter of the prior year, and up 5 percent from revenues of $50.5 million posted in the prior quarter. The Company’s solutions backlog of $46.3 million at November 30, 2006 was up 55 percent from $29.9 million at the end of the same quarter of the prior year, and up 11 percent from $41.6 million at the end of the second quarter of fiscal 2007.
“I am very pleased with our overall financial results this quarter,” said Craig Holmes, the Company’s Executive Vice President and Chief Financial Officer. “Our strategic investments in recent acquisitions, software development and sales and marketing initiatives have had a very positive effect on our business.”
On a GAAP basis, third fiscal quarter net loss of $0.1 million, or $0.0 per share, is a decrease from $3.6 million net income, or $0.09 per share in the same quarter of the prior year. Also on a GAAP basis, third fiscal quarter operating loss of $0.1 million is a decrease from $2.8 million operating income in the same quarter of the prior year. On a non-GAAP basis, the Company reported non-GAAP net income of $2.6 million, or $0.07 per share, flat from $2.6 million, or $0.07 per share of non-GAAP net income in the same quarter of the prior year. Also on a non-GAAP basis, operating income for the quarter was $3.9 million, up from $3.1 million in the same quarter of the prior year.
GAAP results include acquisition intangible amortization charges, restructuring expenses and non-cash stock compensation expenses related to Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS 123R) adopted by the Company on March 1, 2006. These charges are excluded to determine non-GAAP results for comparison purposes. Acquisition intangible amortization charges and restructuring expenses for the third quarter of fiscal 2007 were $3.0 million, and non-cash stock compensation expenses for the quarter were $1.0 million. These excluded charges and related income tax effect are detailed on the attached reconciliation of GAAP to non-GAAP financial measures.
“We had a very strong quarter and I was especially pleased to see the significant growth in our solutions backlog driven by sales of our industry-leading software and consulting services in both our enterprise and network carrier markets,” said Bob Ritchey, the Company’s President & CEO. “I believe the Company’s long-term outlook is favorable, and I currently believe revenues for the fourth quarter of fiscal 2007 will be in the $48 million to $52 million range. I look forward to discussing details of our third fiscal quarter and outlook for the future in tomorrow’s conference call with investors.”

The Company has scheduled a conference call for 9:00 a.m. central time on Thursday, January 4, 2007, to discuss its third fiscal quarter results and its outlook for the future. To participate in the call, dial 877-743-6785 or 706-679-4758 and reference the conference ID of 4002612. A replay of the call will be available at the Company’s Web site: www.intervoice.com.
Non-GAAP Financial Measures
The Company’s internal reporting and measurement programs include adjustments to exclude certain stock-based compensation charges, amortization of acquisition intangibles and restructuring expenses from GAAP financial measures. In addition, for comparison purposes, the Company adjusts net income to reflect an accrual of pro-forma tax expense of 34 percent on pre-tax income including these adjustments. The Company believes these adjustments provide a non-GAAP measurement of results which is useful for period to period comparisons and which is also used as a component of current internal incentive compensation programs.
In the future, the Company anticipates incurring expenses similar to certain of the non-GAAP adjustments described in the non-GAAP financial measures, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that all of these costs are unusual, infrequent, or non-recurring. In addition, other companies, including those in the Company’s industry, may calculate non-GAAP financial measures differently, potentially limiting non-GAAP measures for cross-company comparisons.
Adjusted results are supplemental information and are not intended to be a substitute for GAAP results or considered in isolation, and should be read only in conjunction with consolidated financial statements prepared in accordance with GAAP. The adjustments and their impact on GAAP financial results are shown as an additional table at the end of this press release.
Forward-Looking Statements
Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning its business and operations that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward—looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under the caption entitled “Cautionary Disclosures to Qualify Forward Looking Statements” in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release.
About Intervoice
Intervoice, Inc. (NASDAQ: INTV) provides leading enterprises and network operators with the platform, software, applications and services necessary to optimize the customer experience through voice automation solutions. Intervoice Media Exchange, the open, standards-based Intervoice product suite, offers unparalleled flexibility for advanced multi-media messaging, portal, IVR and payment applications. In addition, with the recent addition of the NuContact Center technology from Nuasis, Intervoice now provides intelligently routed customer inquiries via phone, e-mail, and web to self-service or live agents located anywhere. The Company is focused on the enterprise and network markets, providing solutions that improve operational efficiencies, drive revenue and increase customer satisfaction and loyalty. Building on more than 20 years of systems integration and service delivery experience, the Professional Services Agility Suite from Intervoice is designed to provide proven best practices toward design, implementation, and optimization of voice applications. Intervoice systems have been proven in more than 23,000 implementations worldwide at companies across a variety of industries. Intervoice is headquartered in Dallas with offices in Europe, the Middle East, South America, Africa and Asia-Pacific. For more information, visit www.intervoice.com.
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INTERVOICE, INC.
CONSOLIDATED BALANCE SHEETS

	(In Thousands, Except Share and Per Share Data)
	November 30, 2006	February 28, 2006
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$17,924	$42,076
Trade accounts receivable, net of allowance for doubtful accounts of $1,649 in fiscal 2007 and $1,701 in fiscal 2006	40,368	25,745
Inventory	13,260	9,439
Prepaid expenses and other current assets	4,642	4,406
Deferred income taxes	3,047	3,047

	79,241	84,713

Property and Equipment, net of accumulated depreciation of $63,475 in fiscal 2007 and $59,002 in fiscal 2006	34,086	28,893

Other Assets
Intangible assets, net of accumulated amortization of $19,310 in fiscal 2007 and $17,343 in fiscal 2006	10,136	10,284
Goodwill	32,461	32,461
Long term deferred income taxes	2,972	1,330
Other assets	401	454

	$159,297	$158,135

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$11,484	$10,154
Accrued expenses	14,218	15,176
Customer deposits	4,317	6,157
Deferred income	27,223	32,172
Income taxes payable	785	484
Deferred income taxes	211	270

	58,238	64,413

Stockholders’ Equity
Preferred stock, $100 par value—2,000,000 shares authorized: none issued
Common stock, no par value, at nominal assigned value—62,000,000 shares authorized: 38,640,517 issued and outstanding in fiscal 2007 and 38,470,087 issued and outstanding in fiscal 2006	19	19
Additional capital	96,667	92,050
Retained earnings	4,661	3,558
Accumulated other comprehensive loss	(288)	(1,905)

Stockholders’ equity	101,059	93,722

	$159,297	$158,135

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	(In Thousands, Except Per Share Data)
	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2006	2005	2006	2005
Sales
Solutions	$27,151	$19,328	$70,865	$62,720
Recurring services	25,617	21,683	78,051	64,844

	52,768	41,011	148,916	127,564

Cost of goods sold
Solutions	16,604	11,474	44,194	37,328
Recurring services	7,405	6,409	22,071	18,794

	24,009	17,883	66,265	56,122

Gross margin
Solutions	10,547	7,854	26,671	25,392
Recurring services	18,212	15,274	55,980	46,050

	28,759	23,128	82,651	71,442

Research and development expenses	6,258	4,226	17,279	12,305
Selling, general and administrative expenses	21,959	15,801	62,967	46,601
Amortization of acquisition related intangible assets	673	252	1,836	756

Income from operations	(131)	2,849	569	11,780

Interest income	290	685	1,237	1,781
Interest expense	(17)	—	(17)	(31)
Other income (expense)	(292)	212	(210)	379

Income before taxes	(150)	3,746	1,579	13,909
Income taxes	(62)	121	476	1,764

Net income	$(88)	$3,625	$1,103	$12,145

Net income per share — basic	$0.00	$0.09	$0.03	$0.32

Shares used in basic per share computation	38,616	38,251	38,557	37,970

Net income per share — diluted	$0.00	$0.09	$0.03	$0.31

Shares used in diluted per share computation	38,616	39,080	39,120	39,046

INTERVOICE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	(In Thousands)
	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2006	2005	2006	2005
Operating activities
Net income (loss)	$(88)	$3,625	$1,103	$12,145
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	3,023	2,324	8,274	5,916
Non-cash compensation expense	1,055	—	3,804	—
Change in accounts receivable	(7,412)	884	(13,415)	5,814
Other changes in operating activities	(6,224)	(2,500)	(10,666)	(5,112)

Net cash provided by (used in) operating activities	(9,646)	4,333	(10,900)	18,763

Investing activities
Purchases of property and equipment	(2,109)	(3,055)	(10,723)	(10,099)
Purchase of Nuasis Corporation, net of cash acquired	(2,439)	—	(2,439)	—
Purchase of Edify Corporation	—	—	(926)	—
Other	—	—	—	(300)

Net cash used in investing activities	(4,548)	(3,055)	(14,088)	(10,399)

Financing activities
Paydown of debt	—	—	—	(1,733)
Exercise of stock options	118	314	376	2,392
Exercise of warrants	—	—	—	2,500

Net cash provided by financing activities	118	314	376	3,159

Effect of exchange rates on cash	37	(726)	460	(1,507)

Increase (decrease) in cash and cash equivalents	(14,039)	866	(24,152)	10,016
Cash and cash equivalents, beginning of period	31,963	69,392	42,076	60,242

Cash and cash equivalents, end of period	$17,924	$70,258	$17,924	$70,258

INTERVOICE, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
(Unaudited)
(In Thousands, Except Share Data)

					Accumulated Other
	Common Stock		Additional	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Loss	Total

Balance at February 28, 2006	38,470,087	$19	$92,050	$3,558	$(1,905)	$93,722

Net income	—	—	—	1,103	—	1,103

Foreign currency translation adjustment	—	—	—	—	1,617	1,617

Comprehensive income						2,720

Tax benefit from exercise of stock options	—	—	437	—	—	437

Exercise of stock options	170,430	—	376	—	—	376

Non-cash compensation	—	—	3,804	—	—	3,804

Balance at November 30, 2006	38,640,517	$19	$96,667	$4,661	$(288)	$101,509

Intervoice, Inc.
Revenues by Market and Geography
For the Quarter Ended November 30, 2006
Unaudited
(In thousands)

	North		Rest of
	America		World		Total

Solutions	$14,110	52.0%	$13,041	48.0%	$27,151	100.0%
Customer and Software Support	16,826	78.9%	4,503	21.1%	21,329	100.0%
Hosted Solutions	3,944	92.0%	344	8.0%	4,288	100.0%

Total Sales	$34,880	66.1%	$17,888	33.9%	$52,768	100.0%

Voice Automation/IVR					$19,062	36.1%
Messaging					4,347	8.2%
Payment					3,742	7.1%

Total Solutions					27,151	51.4%

Customer and Software Support					21,329	40.4%
Hosted Solutions					4,288	8.2%

Total Recurring Services					25,617	48.6%

Total Sales					$52,768	100.0%

Intervoice, Inc.
Revenues by Market and Geography
For the Nine Months Ended November 30, 2006
Unaudited
(In thousands)

	North		Rest of
	America		World		Total

Solutions	$34,591	48.8%	$36,274	51.2%	$70,865	100.0%
Customer and Software Support	48,439	77.9%	13,741	22.1%	62,180	100.0%
Hosted Solutions	11,097	69.9%	4,774	30.1%	15,871	100.0%

Total Sales	$94,127	63.2%	$54,789	36.8%	$148,916	100.0%

Voice Automation/IVR					$52,060	35.0%
Messaging					11,634	7.8%
Payment					7,171	4.8%

Total Solutions					70,865	47.6%

Customer and Software Support					62,180	41.7%
Hosted Solutions					15,871	10.7%

Total Recurring Services					78,051	52.4%

Total Sales					$148,916	100.0%

INTERVOICE, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			(In Thousands, Except Per Share Data)
			Three Months Ended		Nine Months Ended
			November 30,	November 30,	November 30,	November 30,
			2006	2005	2006	2005
Gross margin
GAAP gross margin			$28,759	$23,128	$82,651	$71,442
Gross margin %			54.5%	56.4%	55.5%	56.0%

Stock-based compensation charges	(A	)	175	—	698	—
Restructuring charges and intangible amortization	(B	)	573	—	873	—

Non-GAAP gross margin			$29,507	$23,128	$84,222	$71,442

Non-GAAP gross margin %			55.9%	56.4%	56.6%	56.0%

Operating income
GAAP operating income			$(131)	$2,849	$569	$11,780

Stock-based compensation charges	(A	)	990	—	3,652	—
Restructuring charges and intangible amortization	(B	)	3,035	252	4,697	756

Non-GAAP operating income			$3,894	$3,101	$8,918	$12,536

Net income
GAAP net income			$(88)	$3,625	$1,103	$12,145
Net income per share — diluted			$0.00	$0.09	$0.03	$0.31

Stock-based compensation charges	(A	)	990	—	3,652	—
Restructuring charges and intangible amortization	(B	)	3,035	252	4,697	756
Non-GAAP adjustment for income tax	(C	)	(1,379)	(1,238)	(2,900)	(3,222)

Non-GAAP net income			$2,558	$2,639	$6,552	$9,679

Net income per share — diluted			$0.07	$0.07	$0.17	$0.25

Shares used in GAAP diluted per share computation			38,616	39,080	39,120	39,046

Shares used in non-GAAP diluted per share computation			39,132	39,080	39,120	39,046
Items (A) through (C) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross margin,” “Operating income,” and “Net income” and correspond to the categories explained in further detail below under paragraphs (A) through (C).
The non-GAAP financial measures are Non-GAAP gross margin, Non-GAAP operating income, and Non-GAAP net income and Non-GAAP net income per share-diluted, which adjust for the following items: stock-based compensation charges, restructuring charges and intangible amortization, and income taxes.

Management believes that the presentation of these non-GAAP financial measures is useful to investors, and such measures are used by management for the reasons associated with each of the adjusting items as described below:
(A) Stock-based compensation charges consist of non-cash charges relating to employee stock options determined in accordance with APB 25 and SFAS 123R, beginning March 1, 2006. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for useful comparisons of our financial results to our peer companies, and of our financial results between periods. In addition, the Company believes it is useful to investors to understand the specific impact of the application of SFAS 123R on our operating results.
(B) Restructuring charges and intangible amortization include severance, facilities consolidation as well as amortization of intangible assets relating to acquisitions. The Company’s management excludes these costs when evaluating its ongoing performance and believes that the exclusion of these costs allow for useful comparisons of operating results to peer companies and enhanced period to period comparisons.
(C) Non-GAAP adjustment for income tax. The Company’s management used a 34 percent non-GAAP effective tax rate to calculate non-GAAP net income. Management believes that the 34 percent effective tax rates are reflective of a long-term normalized tax rate under the global Intervoice, Inc. legal entity and tax structure.